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                                                                    EXHIBIT 32.1

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Al A. Gonsoulin, Chairman and Chief Executive Officer of Petroleum Helicopters, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,18 U.S.C. Section 1350, that:

         1. the Quarterly Report on Form 10-Q for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by such Report.

Dated: October 25, 2004 and effective as of August 9, 2004



                                       By:  /s/ Al A. Gonsoulin
                                            ------------------------------------
                                            Al A. Gonsoulin
                                            Chairman and Chief Executive Officer